UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. __)

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NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

December 6, 2018

Dear Shareholder:

The enclosed Information Statement details recent subadviser changes relating to the NVIT Multi-Manager International Growth Fund (the "Fund"), a series of Nationwide Variable Insurance Trust (the "Trust").

Specifically, Nationwide Fund Advisors recommended, and the Board of Trustees of the Trust (the "Board") approved, the selection of Allianz Global Investors U.S. LLC ("Allianz") and WCM Investment Management, LLC ("WCM") to serve as the new subadvisers to the Fund. At the same time, the Board approved the termination of Invesco Advisers, Inc. ("Invesco") and American Century Investment Management, Inc. ("ACI") as the Fund's subadvisers. These changes became effective on October 8, 2018. The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission ("SEC") that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that this Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online. The Information Statement will be available on the Trust's website at http://www.nationwide.com/mutualfundsshareholdernews until April 15, 2019.  A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Trust at 844-670-2145.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Variable Insurance Trust (the "Trust") is furnishing this Information Statement with respect to the NVIT Multi-Manager International Growth Fund (the "Fund"), a series of the Trust. All owners ("Contract Owners") of variable annuity contracts or variable life insurance policies ("variable contracts") who, as of the date hereof, had selected the Fund as an underlying investment option within their variable contract will receive this Information Statement.

The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust's Board of Trustees (the "Board" or the "Trustees"), but without obtaining shareholder approval, provided, among other things, that the Fund sends to its shareholders (or, in this case, the Contract Owners who have selected the Fund as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund's daily business affairs, subject to the oversight of the Board. NFA selects one or more subadviser(s) it believes will provide the Fund with high-quality investment management services consistent with the Fund's investment objective. NFA is responsible for the overall monitoring of the Fund's subadviser(s).

Effective October 8, 2018, Allianz Global Investors U.S. LLC ("Allianz") and WCM Investment Management, LLC ("WCM") began serving as the subadvisers to the Fund, following the termination of Invesco Advisers, Inc. ("Invesco") and American Century Investment Management, Inc. ("ACI"), the Fund's previous subadvisers. As a result of this change, the Fund is now subadvised by Allianz and WCM.

Allianz and WCM are independent of NFA and each discharges its responsibilities subject to the supervision of NFA and the oversight of the Board. Allianz and WCM are each paid a subadvisory fee by NFA from the management fees NFA receives from the Fund. In accordance with procedures adopted by the Board, each subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Allianz, located at 1633 Broadway, 43rd Floor, New York, NY 10019, and WCM, located at 281 Brooks Street, Laguna Beach, CA 92651, as the new subadvisers to the Fund. The Board approved the appointment of Allianz and WCM as subadvisers to the Fund on September 12, 2018, and Allianz and WCM began serving as the Fund's subadvisers on October 8, 2018, following the termination of Invesco and ACI. The factors considered by the Board in making its decision to approve Allianz and WCM as the subadvisers, as well as other important information, are described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISERS

As part of NFA's duties to select and supervise the Fund's subadvisers, NFA is responsible for communicating performance expectations to, and evaluating the performance of, subadvisers and recommending to the Board whether a new subadviser should be hired or whether a subadviser's contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund's investment objective is to seek long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States.

Invesco had been one of the Fund's subadvisers since its inception in March 2008. Invesco had utilized an all-cap international growth investment style and applied an investment philosophy and process that sought to identify companies offering attractive combinations of earnings growth, quality and valuation characteristics. NFA had observed, however, that Invesco's strategy was not performing in line with NFA's expectations in the current market environment and demonstrated a high sensitivity to valuation factors. As a result, NFA recommended Invesco's termination as subadviser to the Fund.

ACI had also been one of the Fund's subadvisers since March 2008.  ACI employed a small-mid cap investment philosophy and process that focused on making investments in smaller companies in foreign developed and emerging market countries. Although ACI's performance has been favorable, its strategy is focused only on small- and mid-cap international stocks.  ACI recently informed NFA of changes it was making internally that NFA believes are likely to further narrow its focus to small-cap stocks. As the Fund's overall mandate calls for an all-cap strategy, NFA was unable to increase the percentage of the Fund's assets that it allocated to ACI without distorting the Fund's overall mandate and peer-relative performance.

For the foregoing reasons, NFA determined to reconstruct and optimize the Fund by selecting two new subadvisers that could manage an international growth strategy with a focus on all-cap or large-cap companies, and therefore recommended to the Board in September 2018 that both Invesco and ACI be terminated as the Fund's subadvisers.

In evaluating potential subadvisers for the Fund, NFA employed a subadviser selection process that was driven by qualitative, quantitative and risk due diligence processes. NFA sought managers who could manage an international growth strategy with an investment process focused on all-cap or large-cap companies and who met a variety of quantitative criteria. For those potential subadvisers that met those criteria, other factors, such as correlation of excess returns and holdings overlap, were considered to determine the best pairing of subadvisers.

Of the potential subadvisers that NFA evaluated, NFA determined that Allianz and WCM were the most qualified and appropriate candidates to subadvise the Fund, considering the results of the selection process and the Fund's investment objective and strategies. NFA found that both candidates have strong performance records and investment processes that differ enough to provide diversification benefits to the shareholders of the Fund. Allianz's high-growth, high-quality strategy, focusing on secular growth companies, pairs well with WCM's high-quality, traditional growth strategy that focuses on secular and cyclical growth companies. In addition, the two strategies differ enough from a risk/return perspective to enhance diversification, but are sufficiently similar to enhance the Fund's performance during periods of market volatility.

On behalf of Allianz, investment decisions for the Fund are made by Robert Hofmann, CFA, and Tobias Kohls, CFA, FRM, who serve as portfolio managers. Mr. Hofmann joined Allianz in 2005 and currently serves as Director and Portfolio Manager. Mr. Kohls also joined Allianz in 2005 and currently serves as Portfolio Manager. On behalf of WCM, investment decisions for the Fund are made by Paul Black; Kurt Winrich, CFA; Peter Hunkel; and Michael Trigg. Mr. Black joined WCM in 1989, and has served as WCM's President and Co-CEO since December 2004. Mr. Winrich joined WCM in 1984, and has served as WCM's Chairman and Co-CEO since December 2004. Mr. Hunkel has served as a Portfolio Manager and Business Analyst for WCM since 2007. Mr. Trigg has served as a Portfolio Manager and Business Analyst for WCM since 2006.

Based on the foregoing considerations, NFA recommended to the Board that Allianz and WCM be approved as the subadvisers to the Fund.

BOARD CONSIDERATIONS

At a meeting held in-person on September 12, 2018, the Board, of which eight of the nine members are not considered to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), discussed and, upon NFA's recommendation, unanimously approved the appointment of Allianz and WCM as the subadvisers to the Fund. The Trustees were provided with detailed materials related to Allianz and WCM in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the subadvisory agreements. The material factors and conclusions that formed the basis for the Board's approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by Allianz and WCM as the Subadvisers. The Board considered the information provided by NFA as to Allianz and WCM, including, among other things, information relating to each company's investment strategy and process for the Fund. The Board also considered the experience of the investment personnel at Allianz and WCM who would be managing the Fund.

Investment Performance. The Board considered information concerning the past performance records of both Allianz and WCM in managing an investment strategy comparable to the strategy each would use in managing the Fund's assets.

Fee Level. The Board considered that the rates at which NFA would pay subadvisory fees to Allianz and WCM would be lower than the rates at which NFA previously paid subadvisory fees to Invesco and ACI, and that NFA had agreed to share 50% of those savings with the Fund's shareholders by entering into a voluntary fee waiver agreement.

Economies of Scale. The Board noted that the subadvisory fee schedule with Allianz and WCM includes breakpoints.

Profitability; Fallout Benefits. No information was presented to the Board regarding the expected profitability of the subadvisory agreements or of other indirect advantages to the subadvisers from their relationships with the Fund.

Terms of the Subadvisory Agreements. The Board noted that the non-compensatory terms of each subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, and all of the Independent Trustees voting separately, unanimously approved each subadvisory agreement for a two-year period commencing from the execution of each subadvisory agreement.

THE SUBADVISORY AGREEMENTS

The subadvisory agreement with Allianz, dated October 8, 2018, and the subadvisory agreement with WCM, dated October 8, 2018 (collectively and separately referred to as the "Agreement"), was approved by the Board, including the Independent Trustees, on September 12, 2018. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund's shareholders for their approval. The terms of each Agreement are substantially similar to the terms of the previous subadvisory agreements with Invesco and ACI. The following is a brief summary of the material terms of each Agreement.

Term. Each Agreement, solely with respect to the Fund, has an initial term that expires on May 1, 2020, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. Each Agreement can be terminated on not more than 60 days' written notice by NFA, by a vote of a majority of the Independent Trustees on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days' written notice by the subadviser. Each Agreement terminates automatically if assigned by any party.

Fees. Under each Agreement, the annual subadvisory fee payable by NFA to each subadviser (as a percentage of the Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Fund will not change due to the change in subadvisers and based on the overall assets of the Fund. The subadvisory fee arrangements will lead to a reduction in total annual subadvisory fees.

Duties. Under each Agreement, NFA is responsible for assigning all or a portion of the Fund's assets to the subadviser and for overseeing and reviewing the performance of the subadviser. Each subadviser is required to manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, subject to the supervision of NFA and the oversight of the Board.

Brokerage. Under each Agreement, the subadviser is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers the subadviser selects and to negotiate commissions to be paid on such transactions. In doing so, each subadviser is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under each Agreement, the subadviser and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund's shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Each subadviser is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of the subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. Each Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify the subadviser for any liability and expenses which may be sustained by the subadviser as a result of NFA's or the Trust's willful misfeasance, bad faith, gross negligence, reckless disregard of their respective duties or violation of applicable law.

Regulatory Pronouncements. Each Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that the subadviser establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits the subadviser to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between the subadviser and other subadvisers to the Fund or funds affiliated with the Fund.

Further Information. The above description of each Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of each Agreement will be on file with the SEC and will be available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); or (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT ALLIANZ AND WCM

Allianz

Allianz is located at 1633 Broadway, 43rd Floor, New York, NY 10019. The following table sets forth the names and principal occupations of the principal executive officers of Allianz. The address of each person listed below is 1633 Broadway, 43rd Floor, New York, NY 10019.

Name	Title
Andreas Utermann	Global Chief Investment Officer
Erin Bengtson-Olivieri	Chief Financial Officer
Peter Bonanno	Chief Legal Officer
Andrew Eu	Chief Executive Officer
Paul Koo	Chief Compliance Officer
Barbara Claussen	Chief Operating Officer

Allianz is a Delaware limited liability company that is a direct, wholly owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, a diversified global financial institution.

WCM

WCM is located at 281 Brooks Street, Laguna Beach, CA 92651. The following table sets forth the names and principal occupations of the principal executive officers of WCM. The address of each person listed below is 281 Brooks Street, Laguna Beach, CA 92651.

Name	Title
Paul Black	President/Co-CEO
Kurt Winrich	Chairman/Co-CEO

David Brewer	Chief Compliance Officer, Senior VP
Sloane Payne	Chief Operations Officer, Senior VP
Mike Trigg	Senior VP, Portfolio Manager

WCM is a Delaware limited liability company that is owned by Brook Street Holdings LLC and Thalia Street Partners LLC.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2017, the Fund paid investment advisory fees to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on March 7, 2018. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 23, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the oversight of the Board: (i) sets the overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the oversight of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser's contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund's business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not more than 60 days' written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of November 19, 2018, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of November 19, 2018, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of November 19, 2018, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although Contract Owners are not being asked to vote on the approval of Allianz and WCM as subadvisers to the Fund, the Trust is required to summarize the voting rights of Contract Owners. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Fund's shareholders and to Contract Owners who have selected the Fund as an underlying mutual fund option. Shares of the Fund are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies own shares of the Fund as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners' voting instructions. If voting instructions are not received, the separate accounts will vote the shares of a Fund for which voting instructions have not been received in proportion (for, against or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners are also permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund's shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Fund is only a summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC ("NFD"), an affiliate of NFA, acts as the Trust's principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of either Allianz or WCM, nor do any such Officers or Trustees own securities issued by Allianz or WCM or have any other material direct or indirect interest in Allianz or WCM.

The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request. Copies of the Information Statement may be obtained, without charge, by calling toll-free 844-670-2145.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/ Eric E. Miller
Eric E. Miller, Secretary

December 6, 2018

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to Allianz (as a percentage of the Fund's average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Multi-Manager International Growth Fund	0.35% on Subadviser Assets up to $1 billion; 0.32% on Subadviser Assets of $1 billion and more

The annual subadvisory fees payable by NFA to WCM (as a percentage of the Fund's average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Multi-Manager International Growth Fund	0.45% on Subadviser Assets up to $1 billion; 0.425% on Subadviser Assets of $1 billion or more

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the following table:

Fund	Advisory Fees
NVIT Multi-Manager International Growth Fund	0.85% on assets up to $1 billion; and 0.80% on assets of $1 billion and more

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended December 31, 2017. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
NVIT Multi-Manager International Growth Fund	$8,120,909
C-1

EXHIBIT D

OUTSTANDING SHARES

As of November 19, 2018, the Fund had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Multi-Manager International Growth Fund – Class I	7,623,084.574
NVIT Multi-Manager International Growth Fund – Class II	10,206,382.885
NVIT Multi-Manager International Growth Fund – Class Y	85,109,646.859
D-1

EXHIBIT E

5% SHAREHOLDERS

As of November 19, 2018, to the Trust's knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Fund.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Multi-Manager International Growth Fund – Class I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	3,112,596.151	40.83%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	2,091,583.714	27.44%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	1,458,090.300	19.13%
NVIT Multi-Manager International Growth Fund – Class II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	9,596,483.871	94.02%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	568,523.451	5.57%
NVIT Multi-Manager International Growth Fund – Class Y
NVIT CARDINAL CAPITAL APPRECIATION FUND COLUMBUS, OH 43215	22,741,121.781	26.72%
NVIT CARDINAL MODERATE FUND COLUMBUS, OH 43215	20,049,518.151	23.56%
NVIT CARDINAL BALANCED FUND COLUMBUS, OH 43215	16,689,217.493	19.61%
NVIT CARDINAL MANAGED GROWTH FUND COLUMBUS, OH 43215	8,853,269.817	10.40%
NVIT CARDINAL MODERATELY CONSERVATIVE FUND COLUMBUS, OH 43215	4,540,364.049	5.33%
NVIT CARDINAL MODERATELY AGGRESSIVE FUND COLUMBUS, OH 43215	4,497,423.648	5.28%

E-1

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT Multi-Manager International Growth Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

December 6, 2018

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the NVIT Multi-Manager International Growth Fund (the "Fund"), a series of Nationwide Variable Insurance Trust (the "Trust"). We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: NVIT Multi-Manager International Growth Fund Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the "Board") approved the selection of Allianz Global Investors U.S. LLC and WCM Investment Management, LLC to serve as the new subadvisers to the Fund. At the same time, the Board approved the termination of Invesco Advisers, Inc. and American Century Investment Management, Inc. as the subadvisers to the Fund. These changes became effective on October 8, 2018. The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission ("SEC") that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All owners ("Contract Owners") of variable annuity contracts or variable life insurance policies ("variable contracts") who, as of the date hereof, had selected the Fund as an underlying investment option within their variable contract will receive this Notice. This Notice will be sent to Contract Owners on or about January 7, 2019. The full Information Statement will be available on the Fund's website at http://www.nationwide.com/mutualfundsshareholdernews until April 15, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 844-670-2145.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.